EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Regnum Corp. (the “Company”) on Form 10-K for the period ended December 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), I, Robert J. Stubblefield, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2020	By:	/s/ Robert J. Stubblefield
Robert J. Stubblefield Chief Financial Officer (Principal Financial/Accounting Officer)